VOYA VARIABLE PORTFOLIOS, INC.

Voya RussellTM Large Cap Growth Index Portfolio

(the "Portfolio")

Supplement dated November 25, 2019

to the Portfolio's Adviser Class, Class I and Class S Prospectus,

dated May 1, 2019 (the "Prospectus")

On November 21, 2019, the Portfolio's Board of Directors approved revisions to the Portfolio's Principal Investment Strategies.

Effective immediately, the Portfolio's Prospectus is hereby revised as follows:

1.The following paragraph is included after the fourth paragraph in the section entitled "Principal Investment Strategies" of the Portfolio's Prospectus:

In seeking to track the performance of the Index, the Portfolio may become "non- diversified," as defined in the 1940 Act, as a result of a change in relative market capitalizations or index weightings of one or more components of the Index. As a result, whether at any time the Portfolio will be considered "diversified" or a "non-diversified" will depend largely on the make-up of the Index at the time.

2.The section entitled "Principal Risks" and the sub-section entitled "More Information About the Portfolios – Additional Information About the Principal Risks" of the Portfolio's Prospectus are hereby revised to include the following risk:

Non-Diversification (Index): Depending on the composition of the Index, the Portfolio may at any time, with respect to 75% of the Portfolio's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, the Portfolio would at that time be "non-diversified," as defined in the 1940 Act. A "non-diversified" mutual fund may invest a greater percentage of its assets in the securities of a single issuer than may a "diversified" mutual fund. A "non-diversified" investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few stocks, or even a single stock, and the Portfolio's shares may experience significant fluctuations in value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA VARIABLE PORTFOLIOS, INC.

Voya RussellTM Large Cap Growth Index Portfolio

(the "Portfolio")

Supplement dated November 25, 2019

to the Portfolio's Adviser Class, Class I and Class S

Statement of Additional Information ("SAI"), dated May 1, 2019

On November 21, 2019, the Portfolio's Board of Directors approved revisions to the Portfolio's Principal Investment Strategies.

Effective immediately, the Portfolio's SAI is hereby revised as follows:

Item No. 1 of the sub-section entitled "Fundamental and Non-Fundamental Investment Restrictions – Fundamental Investment Restrictions" is hereby deleted and replaced with the following:

1.(except for Voya Hang Seng Index Portfolio) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or a Portfolio's ownership would be more than 10% of the outstanding voting securities of any issuer, except that the Portfolio may be non-diversified (as such term is defined in the 1940 Act) at any time to the extent that the Portfolio's index is itself not diversified. This restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE